Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report on Form 10-K for the year ended December 31, 2002 of Community West Bancshares fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.


Very truly yours,


/s/ Michael A. Alexander
------------------------
Michael A. Alexander
President and Chief Operating Officer


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